Corporate Presentation Immune Responses, On Cue™ Nasdaq: CUE Oppenheimer 31st Annual Healthcare Conference, March 18, 2021 Exhibit 99.1

Forward-Looking Statements Disclaimer This presentation has been prepared by Cue Biopharma, Inc. (“we,” “us,” “our,” “Cue” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future, “vision”, “likely” or other comparable terms. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding our development plans for CUE-101 and the continued buildout of our pipeline, the sufficiency of our cash, cash equivalents and marketable securities to support the clinical development of CUE-101, anticipated results of our drug development efforts, including study results, our expectations regarding the timing of milestone events, regulatory developments and expected future operating results. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. 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Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our limited operating history, limited cash and a history of losses; our ability to achieve profitability; potential setbacks in our research and development efforts including negative or inconclusive results from our preclinical studies, our ability to secure required U.S. Food and Drug Administration (“FDA”) or other governmental approvals for our product candidates and the breadth of any approved indication; adverse effects caused by public health pandemics, including COVID-19, including possible effects on our operations and clinical trials; negative or inconclusive results from our clinical studies or serious and unexpected drug-related side effects or other safety issues experienced by participants in our clinical trials; delays and changes in regulatory requirements, policy and guidelines including potential delays in submitting required regulatory applications to the FDA; our reliance on licensors, collaborators, contract research organizations, suppliers and other business partners; our ability to obtain adequate financing to fund our business operations in the future; our ability to maintain and enforce necessary patent and other intellectual property protection, competitive factors, general economic and market conditions; and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report(s) on Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Rationally Engineered Biologics to Harness Nature’s Cues for Selective and Specific Immune Modulation

Restoring Immune Balance

Immuno-STAT: Emulating Nature's Cues to Selectively Modulate T Cells

Immune Synapse



T Cell
Antigen Presenting Cell



T Cell
Signal 1
Selectivity/ Specificity
Signal 2
Induction/ Control
Antigen-specific TCR
Co-Stimulatory/ Co-Regulatory Signal
MHC presenting antigen
Co-Stimulatory/ Co-Regulatory Receptor
Antigen-Presenting Cell (APC)

TCR = T Cell Receptor
MHC = Major Histocompatibility Complex

Immuno-STAT Framework



- Single molecule
- Stable, off-the-shelf
- IV or SQ administration
- No *ex vivo* manipulation

Platform Modularity

Peptide Antigen
Peptide epitopes to target different diseases

Co-Stim/Co-Reg
Distinct biological signals, including cytokines; cell-surface receptors; and/or other targeting modalities (e.g., scFv, etc.)

MHC
Different HLA alleles to address global patient populations

Fc Backbone
Fc engineering to dial in or out biological and effector functions

The Immuno-STAT platform has the potential to generate a diversity of therapeutic molecules to selectively target and modulate the activity of a broad range of disease-relevant T cells

Source: Dustin, Cancer Immunol Res 2014

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CUE-101: Designed to Selectively Prime and Expand HPV-Specific T Cells

CUE-101 Immuno-STAT Design


Signal 1:
HLA-A*02:01 + HPV-16 E7 11-20 peptide
Signal 2:
Modified IL-2
(IL-2 variant)
Fc

Clinical Rationale

- HPV is recognized as a growing driver of head and neck cancer in the US; despite treatment with current standards of care, >50% of patients with advanced disease will experience recurrence
- The HPV-16 E7 protein is a primary driver of tumorigenesis and the E7 peptide presented by CUE-101 is a highly conserved T cell epitope and is immunogenic
- The CUE-101 clinical development strategy builds upon robust translational preclinical data[1] and patient stratification[2]

1: Quayle et al., *Clin Cancer Res* Jan 2020 DOI: 10.1158/1078-0432.CCR-19-3354
2: Patients must be HLA:02:01 and HPV-16+

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CUE-101: Phase 1 Clinical Development Network

Cue Biopharma has engaged a network of nationally recognized clinical investigators and 14 Phase 1 sites are now open

- **Emory Winship Cancer Institute** | Nabil Saba
- **Karmanos Cancer Institute** | Elizabeth Heath and Ammar Sukari
- **MD Anderson Cancer Center** | Bonnie Glisson
- **Memorial Sloan Kettering Cancer Center** | Lara Dunn
- **MGH/Harvard and Dana Farber Cancer Institute** | Sara Pai and Lori Wirth
- **Moffitt Cancer Center** | Christine Chung
- **Sidney Kimmel Comprehensive Cancer Center-Johns Hopkins** | Tanguy Seiwert
- **Stanford Cancer Center** | A. Dimitrios Colevas
- **University of Arizona Center** | Julie Bauman
- **University of Michigan Rogel Cancer Center** | Frank Worden
- **University of Washington Fred Hutch Cancer Center** | Cristina Rodriguez
- **Vanderbilt-Ingram Cancer Center** | Jill Gilbert and Mike Gibson
- **Washington University Siteman Cancer Center** | Doug Adkins
- **Yale Cancer Center** | Barbara Burtness

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CUE-101: Ongoing Monotherapy First-In-Human Phase 1 Trial Part A: Monotherapy Dose Escalation (Q3W, 3 + 3 design, with expansion up to 9 patients per cohort) Part B: Monotherapy Expansion (up to 20 total patients) CUE-101 Dose (mg/kg) 8.0 4.0 Dose (mg/kg) 2.0 1.0 0.54 0.18 0.06 Abbreviations: CPI, checkpoint inhibitors; HPV, human papilloma virus; PK/PD, pharmacokinetics/pharmacodynamics; Q3W, once every 3 weeks; rhIL-2, recombinant human interleukin-2; RECIST, Response Evaluation Criteria for Solid Tumors; RP2D, Recommended Phase 2 Dose Cohort 1 Cohort 7 Cohort 5 Cohort 4 Cohort 3 Cohort 2 Cohort 6 Dosing complete Expansion up to 9 pts per cohort ongoing Molar IL-2 content equivalent to approved rhIL-2 (aldesleukin) dose Indication: HPV+ Recurrent or metastatic head and neck cancer with confirmed progressive disease Heavily pretreated: Refractory or resistant to 1st line platinum-based chemotherapy and/or CPIs Parts A & B: Primary endpoints: Safety and tolerability Secondary endpoints: PK/PD Anti-tumor activity per RECIST 1.1 ClinicalTrials.gov: NCT03978689 CUE-101 has been well tolerated through 7 cohorts with evidence of clinical activity Currently expanding Cohort 4, 5, and 6

CUE-101: Cohort 4 Case Study – 3rd line Systemic Treatment Treatment Timeline Outcome 1 Robotic transoral resection tongue base First intervention Curative intent 2 Adjuvant RT 1 mo Curative intent 3 Carboplatin + fluorouracil + cetuximab for advanced, metastatic disease 1 yr, 1 mo Duration: 6.0 weeks Best Response = SD 4 RT to metastatic mass 1 yr, 4 mos Palliation 5 Pembrolizumab for advanced, metastatic disease 2 yrs Duration: 9.4 weeks Best Response = PD 6 CUE-101 (1 mg/kg, Q3W) 2 yrs, 5 mos Duration: 18.1 weeks ECOG Status: 0 at screening; Unchanged while on CUE-101 therapy All TRAEs Grade ≤2 Tolerability CUE-101 Best Response: Confirmed SD by RECIST 1.1 for 18 weeks

CUE-101: Cohort 4 Case Study – PK, PD, Response CUE-101 Best Response: Confirmed SD by RECIST 1.1 for 18 weeks >7-fold increase Pre-Dose Week 15 (C1D1) (C5D1) One target lesion at baseline: Diameter: 58 mm No change for 20 wks PD SD SD PR Pharmacodynamics: Increase in peripheral blood E7-specific T cells 0 24 48 72 96 120 144 168 Hours Post Start of Infusion [CUE-101] (ng/mL) 104 103 102 101 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Pharmacokinetics: Dose proportional

CUE-101: Cohort 4 Case Study – Necrosis and a T Cell Infiltrate Hematoxylin and eosin stain (cell nuclei = blue; extracellular matrix and cytoplasm = pink) Cohort 4 (1 mg/kg) patient was on therapy for over 18 weeks Immunostaining (cell nuclei = blue; CD8+ T cells = rose; PD-LI = brown)

CUE-101: Cohort 5 Case Study – PK, Response PD SD Tumor Node 2 Node 1 SOD Pharmacokinetics: Dose proportional CUE-101 Best Response: Confirmed SD by RECIST 1.1 for 28 weeks; acquired COVID-19 and came off study 0 48 96 144 192 240 288 336 Hours Post Start of Infusion 105 104 103 102 101 [CUE-101] (ng/mL) Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Three target lesions at baseline: Tumor mass: 11 mm Lymph node No.1: 15 mm Lymph node No. 2: 24 mm Sum of Diameters (SOD) = 50 mm

Dose-dependent, sustained increase in NKs with transient increase in  Tregs, consistent with IL-2 pharmacology observed in the clinic CUE-101: Induced Changes in NK Cells and Tregs in Cohorts 1 - 7 NK cells Tregs Cohorts 1 and 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7

CUE-101: Ongoing Pembrolizumab Combination Study

ClinicalTrials.gov:
NCT03978689

Eligibility:
- HPV+ Head and neck cancer
- Recurrent or metastatic (R/M)
- 1st Line
- HLA-A*0201 genotype
- Life expectancy ≥ 12 weeks
- Eligible for pembrolizumab in the first-line setting

Part C: Pembrolizumab Combination Dose Escalation

Initiated February 2021

Pembrolizumab 200 mg, Q3W	CUE-101 Dose (mg/kg)	
		4.0 — Cohort 3
		2.0 — Cohort 2
		1.0 — Cohort 1

Cohort 1 → *Same dose of CUE-101 as in Cohort 4 in the monotherapy trial*

Part D: Combination Expansion at RP2D Dose

Design:
- Dosing Q3W
- Part C: 3 + 3 Dose escalation with 1-week safety follow up of 1st patient required at each dose prior to dosing patients 2 and 3
- Part C: PD and activity expansion up to 9 patients
- Part D: Expansion to total of 10-20 patients at RP2D

Objectives:
- *Primary:* Safety and tolerability
- *Secondary:* PK/PD, Anti-tumor activity

Biomarkers: (Pre/Post CUE-101 dose)
- HPV E7-specific CD8+ T cell counts and functionality
- Immunophenotyping, cytokine release, and TCR sequencing

Abbreviations: PD, pharmacodynamics; PK, pharmacokinetics; RP2D, Recommended Phase 2 Dose

CUE BIOPHARMA

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CUE-101: Preclinical Studies Support Pembrolizumab Combination Abbreviations: AgS, antigen-specific; mCUE-101, mouse surrogate of human CUE-101; αPD1, anti-PD1 surrogate Tumor growth inhibition by mCUE-101 is greatly enhanced in combination with αPD1 blockade αPD1 + mCUE-101 dosing period; 2 one-week cycles Expansion of functional HPV E7 antigen-specific CD8+ T cells in the tumor and periphery by mCUE-101 is greatly enhanced in combination with αPD1 blockade Source: Quayle SN, Girgis N, et al. Clin Canc Res 26:1953-64, 2020.

CUE-101, CUE-100 Series and Derivatives Clinical development of the IL-2-based CUE-100 series (via CUE-101) demonstrates tolerability, dose proportional PK/PD and supports clinical efficacy KRAS G12V HPV CUE-101 IL-2 Variant Empty Neo-STATs Immuno-STATs Viral T cell epitope Bi-specific RDI-STATs Tumor-targeting scFv Asia Rights: CUE-101 CUE-102 CUE-103 (TBD) IL-2-based CUE-100 Series Immuno- oncology Pipeline PROTEIN DESIGN TARGET SELECTION PRE-CLINICAL IND-ENABLING PHASE 1 (A)/(B) PHASE 2 CUE-102 WT1

CUE-100 Neo-STAT: Addresses Tumor Heterogeneity



Top View
Neo-STAT scaffold manufactured in bulk
Note empty MHC clefts
Peptide antigen of interest
CMV
MART-1



% of CMV-specific CD8+ T cells
25
20
15
10
5
0
-3
-2
-1
0
1
2
log[nM]
CMV CUE-100 Series IST
CMV Neo-STAT
MART-1 Neo-STAT



% of MART-1-specific CD8+ T cells
6
4
2
0
-3
-2
-1
0
1
2
log[nM]
MART-1 CUE-100 Series IST
MART-1 Neo-STAT
CMV Neo-STAT

Potential Therapeutic Applications to include:

- Peptide mixes / Multi-antigen based cocktail therapy
- Integration of post-translationally modified peptides
- Difficult to manufacture peptides / Altered peptide ligands
- Extension to cancer neoantigens → Personalized medicine

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RDI-STATs: Novel Bi-specifics Re-directing Viral-Specific T Cells to Tumor Cells Viral T Cell Epitope  (e.g., CMV) IL-2v HLA-A02 Tumor-Targeting TAA IgG Fc Bi-specific RDI-STAT CMV, cytomegalovirus; TAA, tumor-associated antigen; TIL, tumor-infiltrating lymphocyte Harnesses a pre-existing and robust viral T cell repertoire present in high frequency Superior specificity: avoids systemic activation of ALL T cells Superior safety: minimizes cytokine release De-risked by CUE-101 clinical experience TAA Tumor cells Anti-Viral T cell TIL KILLING

Approaches to Modulate Autoreactive T Cell Responses

T Cell Mediated Autoimmune Diseases

MERCK

Antigen-Specific Approach

AIM: Deploy class I/II Immuno-STATs to modulate autoreactive T cells and/or generate antigen-specific inhibitory Tregs

- Focus on diseases with restricted autoreactive antigens
- Focus on earlier stages of breakdown of tolerance prior to antigen/epitope spreading

CUE-300 Series

Pathway-Specific Approach

AIM: Engineered key signals to restore immune balance through generation of polyclonal induced Tregs (iTregs)

- Focus on IL-2 and TGF-β for iTreg induction and expansion
- Focus on indications and chronic disease stages with diverse self-antigens

CUE-400 Series

Cue Biopharma is applying **protein engineering** and **mechanistic biology** to develop drug candidates applicable to both approaches

CUE BIOPHARMA

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CUE-401: Immune Balance Restoration via Induced Tregs (iTregs)

Advantages for iTregs vs. nTregs

- **Numbers**: nTregs are limited in numbers vs iTregs, which can be generated from the broader CD4+ T cell repertoire
- **Diversity**: TCR specificity of nTregs is pre-determined and fixed, while iTregs can be generated from vastly diverse polyclonal CD4+ T cells
- **Phenotype**: regulatory phenotype of iTregs can be achieved and sustained via IL-2 and TGF-beta signals
- **Disease impact**: Conversion of pathogenic T cells into regulatory phenotype is an attractive therapeutic strategy for immune re-set
- **Application**: Broad applications for iTregs in numerous autoimmune diseases, GVHD and transplantation

CUE-401


IL-2 Variant
(same as CUE-101)
Fc Backbone
TGF-β Variant

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CUE-401: Induction of FoxP3+ iTregs + CUE-401 + recombinant cytokines Healthy donors 0.1 1 10 100 1000 10000 CUE-401 [nM] 0 20 40 60 80 i T r e g i n d u c t i o n [ % o f F o x p 3 + C D 4 + T c e l l s ] All assays performed in presence of TCR activation via CD3/CD28 stimulation CUE-401 enhances iTregs as measured by induction of expression of the master Treg transcription factor FoxP3 + CUE-401 + recombinant cytokines IBD donors 0 20 40 60 80 i T r e g i n d u c t i o n [ % o f F o x p 3 + C D 4 + T c e l l s ] CUE-401 [nM] IBD donors + CUE-401 + recombinant cytokines RA donors 0 20 40 60 80 i T r e g i n d u c t i o n [ % o f F o x p 3 + C D 4 + T c e l l s ] CUE-401 [nM] RA donors

CUE-401: Suppression of T Cell Responses by iTregs Induced by CUE-401 iTreg suppression of polyclonal T cell proliferation Average of 3 donors % suppression compared to T responder alone CUE-401-induced iTregs

Immuno-STAT Pipeline Neo-STAT Pipeline (addresses tumor heterogeneity) WT1 KRASG12V HPV “Empty” HLA for rapid generation of therapeutic molecules that can accommodate multiple tumor epitopes Bi-specific RDI-STATs Pipeline (addresses tumor-escape mechanisms) Viral T cell epitope Tumor-targeting scFv CUE-401: iTreg Inducer IL-2 Variant TGF-b Variant CUE-101 CUE-101 Experience: Potential for Broad Opportunities in IO and AI Immuno-oncology Immuno-oncology Immuno-oncology AI & Inflammation

Cue Biopharma Drug Product Candidate Pipeline

TARGET SELECTION | PRE-CLINICAL | PHASE 1 | LATE CLINICAL | PARTNER

Cancer:
CUE-100 series and derivatives
IL-2

- CUE-101 Monotherapy 2L+ (HPV)
- CUE-101 + Keytruda 1L (HPV)
- CUE-101 Neoadjuvant (HPV)
- CUE-102 (WT1)
- CUE-103*
- KRAS G12V
- Neo-STAT*
- RDI-STAT*

Partner: LG Chem
Asia Rights:
CUE-101
CUE-102
CUE-103

Infectious disease:
CUE-200 series
CD80 & 4-1BBL

- CUE-201*

Autoimmune disease:
CUE-300 series
PD-L1 & Undisclosed

- CUE-301 (Proins / DR4)
- CUE-302*

Partner: MERCK
Autoimmune Disease

Autoimmune disease:
CUE-400 series
IL-2/TGF-β

- CUE-401 (iTregs)

CUE-101: Human papilloma virus (HPV)-positive head and neck squamous cell carcinoma (HNSCC)
CUE-102: Wilms' tumor 1 (WT1)-positive cancers (e.g., leukemia and multiple solid cancers)
CUE-301: Type 1 diabetes with autoreactive T cells targeting pancreatic beta cells producing proinsulin (Proins)
KRAS G12V is a KRAS mutation associated with many cancer types
CUE-401: Rheumatologic and gastrointestinal autoimmune/ inflammatory disorders, GvHD
* Undisclosed

CUE BIOPHARMA

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Key 2021 Anticipated Milestones: Risk Reduction and Value Creation

1
Select CUE-101 monotherapy recommended Phase 2 dose in **mid-2021**

2
Report initial results of CUE-101 + pembrolizumab Phase 1 combination trial in **2H21**

3
Initiate CUE-101 neoadjuvant study to enable intratumor PD **in 2H21**

4
Continue CUE-102 IND-enabling studies with IND filing in **1H22**

5
Initiate & expand KRAS G12V, & Neo-STAT CMC activities in **2H21**

6
Achieve optimization of lead candidate for CUE-301 in **2H21**

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CUE-401 Preclinical validation of iTreg function in **2H21**

We believe our cash, cash equivalents and marketable securities at December 31, 2020 are sufficient to support CUE-101 clinical proof of concept and pipeline advancement into the third quarter of 2022

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Nasdaq: CUE | March 18, 2021 Immune Responses, On Cue™ Thank you